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TXCO Resources Inc.

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TXCO Resources Inc. Dahlman Rose & Co. Energy Supply Chain Conference March 12-13, 2008

3 Corporate Information TXCO Resources Inc. 777 E. Sonterra Blvd., Suite 350 San Antonio, Texas 78258 Phone: (210) 496-5300 Fax: (210) 496-3232 www.txco.com Contacts James E. Sigmon Chairman, President and CEO jsigmon@txco.com Roberto R. Thomae Vice President, Capital Markets bthomae@txco.com Forward-Looking Statements Information presented herein that is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, well test results, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns affecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2006, and Form 10-Q for the quarter ended Sept. 30, 2007. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's Web site at www.txco.com, copies of which are available from the company without charge. A NASDAQ Global Select Company

Proxy Solicitation Statement TXCO Resources filed a preliminary proxy statement with the Securities and Exchange Commission ("SEC") on March 10, 2008, in connection with the election of directors and other actions to be taken at the 2008 Annual Meeting of Stockholders. TXCO Resources will soon be filing with the SEC and mailing to its stockholders a definitive proxy statement and WHITE proxy card in connection with the 2008 Annual Meeting of Stockholders. As required by the SEC, you are urged to read the preliminary proxy statement and the definitive proxy statement (as well as any amendments or supplements thereto) relating to the 2008 Annual Meeting of Stockholders when they become available because they contain important information. After being filed with the SEC, you will be able to obtain the preliminary proxy statement and the definitive proxy statement (as well as any amendments or supplements thereto) and other relevant documents free of charge at the SEC's website, www.sec.gov. In addition, copies of the definitive proxy statement and other relevant documents will be made available for free to any TXCO stockholder who makes a request to TXCO's Corporate Secretary and Vice President-Capital Markets, Roberto R. Thomae, at (210) 496-5300 (ext. 214) or 777 East Sonterra Blvd., Suite 350, San Antonio, Texas 78258. TXCO Resources and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in connection with the 2008 Annual Meeting of Stockholders. Information regarding the names and interests of these persons in connection with the 2008 Annual Meeting of Stockholders was included in the preliminary proxy statement, filed with the SEC on March 10, 2008, as such information may be supplemented or amended by the definitive proxy statement. In addition, TXCO Resources files annual, quarterly and special reports, proxy and information statements, and other information with the SEC. These documents are available free of charge at the SEC's website at www.sec.gov or from TXCO at www.txco.com.

7 Our Winning Equation: (TxC)+O=Growth Technology With Capital Plus Opportunity = Growth

9 TXCO's Strategy Applying New Technology and Experience To Overlooked Opportunities Generating Strong ROI Through Targeted CAPEX Deployment

11 '01 '02 '03 '04 '05 '06 '07 Sales 3 4.4 4.8 4.9 4.6 5.9 8 Reserves Added 10.1 15.2 9.7 14.4 6.1 7.9 24.5 YE Reserves 13.7 23.6 28.4 37.9 39.4 41.4 91.8 TXCO's Continuing Trend Of Production Replacement 73 41 69 52 58 80 bcfe 339% 347% 200% 295% 161% 135% Wells Drilled Sales Reserves Added 1P Reserves Production Replacement 87 731%* *Includes gain from Output acquisition 2007 Output acquisition accelerated TXCO's continuing organic growth 18.5 bcfe proved reserves added via drillbit, +47% Drillbit production replacement +308% 87 wells drilled, +50% 7.97 bcfe sales, +36%

13 Achieving Strong ROI on CAPEX 2001 2002 2003 2004 2005 2006 2007 CAPEX 13.6 27.4 36.1 39.3 49.7 53 111 Cash Margin/mcfe 2.91 2.09 3.14 3.83 5.43 7.02 6.56 DD&A/mcfe 1.02 1.44 1.71 1.97 2.69 4.04 4.51 $ millions $/mcfe 7-Year Full-Cycle ROI: +/- 180% Cash margin is revenue less operating expenses less production taxes less 90% of general and administrative costs, all reported on a per unit of production measurement. Full-cycle ROI is the weighted average of the cash margin divided by the weighted average of DD&A/mcfe.

15 2001 2002 2003 2004 2005 2006 2007 1.8 8.9 12.8 20.2 29.6 33.5 49.5 11 14.7 15.6 17.7 9.9 7.9 42.3 bcfe Proved Reserves, Production Continue Growth 2001 2002 2003 2004 2005 2006 2007 0.3 1.9 2.7 1.9 2.4 4.7 5.8 2.7 2.5 2.1 3 2.2 1.1 2.1 bcfe Gas Oil Proved Reserves Oil & Gas Sales

17 $10.0 million $53.2 million Glen Rose 45 wells, including: 35 Maverick Basin Porosity wells 10 East Texas Fort Trinidad wells $5.0 million $7.0 million $10.0 million Pena Creek San Miguel 20 Wells Leasehold, Infrastructure San Miguel Oil Sands 8-16 Wells ? 3 Steam Generators $7.4 million Pearsall 2 Wells Midcontinent 4 Wells 2008's Record CAPEX: $100 Million-$110 Million Development Growth Other Marfa Basin - Well/Seismic Austin Chalk - 10 Wells Georgetown - 6 Wells Jurassic - 1 Well $13.7 million

19 February 2008 Private Placement Transaction Summary* Offering Size: $20 Million Security: Series E Convertible Preferred (20,000 unregistered shares) Dividend: 6.0% Conversion 20% ($17.36), With 50% ($21.71) Premium: Call Spread Overlay Use of Proceeds: Incremental Addition To Record 2008 CAPEX Placement Agent: Lazard Freres & Co. LLC November 2007 Series C Preferred Stock Exchanged for Series D Preferred *See SEC Form 8-K filed 2/29/08 for more information

21 TXCO's Current Profile U.S.-Focused E&P Growth Company 2007 Oil & Gas Sales Up 36% from Prior Year Oil: 2,670 bopd, +23% Gas: 5.8 mmcfd, +92% Diversified Exploitation, Development And Exploration Inventory 1,000s of well locations 91.8 bcfe 1P reserves, YE07 Record 87 wells begun in 2007 Established, Long-Term Growth Record 34.3 Million Common Shares, Fully Diluted 74% Institutionally Owned

23 Current Profile: Focused Growth Marfa Basin San Antonio Maverick Basin Core Focus Area Fort Trinidad South Texas Midcontinent More than 1 million gross leasehold acres (721,000 net acres) 75% of interests effectively operated ?

25 Multiple Conventional And Unconventional Prospects Maverick Basin - Multiple Targets Conventional - Glen Rose Porosity oil Unconventional - Oil Sands resource potential Unconventional - Pearsall shale gas resource East Texas Basin - Fort Trinidad Field Conventional - Glen Rose gas, Buda, Edwards, Austin Chalk, Bossier Potential Marfa Basin Unconventional - Barnett/Woodford shales gas resource

The Maverick Basin Remains TXCO's Core Operating Area Mexico Texas ? Piedras Negras ? 708,300 gross acres 602,200 net acres 603,000 acres 3-D seismic coverage 91-mile gas pipeline, multiple delivery points, available capacity Rio Grande Maverick Basin Boundary Maverick Basin Boundary Eagle Pass TXCO - 100% all rights TXCO - oil sands, 50% WI TXCO - 100% shallow rights EnCana JV - 50% WI in deep rights only TXCO - 100% shallow rights TXCO - 15% WI 3-D seismic data coverage TXCO's gas pipeline system

? 29 Maverick Basin's Core Focus: Glen Rose Porosity Oil Play 30 Miles Porosity has produced 4.8 million bbls since 2002 discovery 98 TXCO wells drilled to date 80% success rate 35 wells spudded in 2007 3 rigs running 300+ potential drilling locations in inventory 300,000+ gross acres Schlumberger reservoir optimization study under way ? ? ? Cage Comanche Glass Comanche ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Porosity traps 2002-2008 wells Currently drilling Focus areas ? ? Cage Comanche Glass Comanche ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?

31 3-D Seismic Reveals Porosity's Linear Features Enhanced seismic imaging improves horizontal well placement 2 Miles Porosity traps Horizontal wellbores

33 Glen Rose Porosity Production Type Curve - Actual Overall GR Porosity Type Curve ? ? ? ? ? ? bopd GR Porosity Type Well EUR: 127,300 bbls Payout based on 28 MB @ $80/bbl Drilling costs: Horizontal, $1.3-1.5 million Implied IRR: >100% @ $50/bbl ? Production curves depict variations in well performance profiles

Maverick Basin's San Miguel Oil Sands Resource Play

TXCO

Oil Sands

- 0° API gravity
- Depth: 1,500-2,000'
- 7-10 billion bbls OIP*
- 0.6 billion bbls best estimate contingent recoverable resources net to TXCO*
- TXCO operator (50% WI), JV with Pearl E&P
- Analogous to Athabasca oil sands

Heavy Oil

- 10-14° API gravity
- 100 million bbls estimated OIP
- TXCO 100% WI


28 Miles
Erosional Uncomformity
TXCO FAST Pilot
TXCO SAGD Pilot
0° Gravity
10-14° Gravity
N
Oil sands deposit, 170,000 acres
50' contour line, 123,000 acres
AMI, 68,000 acres
TXCO/Pearl joint acreage, 36,000 acres
TXCO acreage 100%, 41,000 acres prospective for oil sands
Heavy oil deposit, 6,000 acres

* Independent study by DeGolyer and MacNaughton

37 *Source: Weatherford San Miguel EOR study San Miguel Oil Sands Compare Favorably to Other Formations Motor oil = 100 cP Water = 1 cP

TXCO

San Miguel Oil Sands: SAGD Technique

- Initial Cyclic Steam Pilot Converting to SAGD
- Second Horizontal Well in Completion
- Additional 25 mmBtu Steam Generator Now in Transit
- Cyclic Steam Stimulation Test Mobilized Oil, Established Preliminary, Favorable ~$15 WTI Price Differential with Gulf Coast Refiners

20

41 Source: EnCana San Miguel Oil Sands SAGD: Steam-Assisted Gravity Drainage Steam injected via upper horizontal well, heated bitumen/heavy oil and condensed water pumped from lower horizontal well 15-20'

43 Second Pilot at Updip Location Will Use FAST Recovery Technique 50% Oil-in-Place Recovery Expected Drilling Started 1Q08 Two 50 mmBtu Steam Generators Set for Late 2Q08 Delivery San Miguel Oil Sands: FAST Technique

45 Final Phase Wellbores fully perforated, reduced injection pressure collapses fractures, steamflood pushes oil to producing wells Preliminary Phase Reservoir pre-heated by steam injected through induced fractures linking wells Injector Producer Producer Producer Producer Injector San Miguel Oil Sands: FAST Technique (0° API Gravity)

47 Jul 06 Oct 06 Mar 07 Apr 07 May 07 Jun 07 1.24 1.02 0.83 1 1.16 0.68 Recent Canadian Oil Sands Sales of Non-Producing Assets Sources: See BMO Capital Markets, June 29, 2007, report regarding TXCO's oil sands project for details on specific companies' oil sands transactions referred to above. Contingent resources report by DeGolyer and MacNaughton Average price C$0.99/bbl EV/3P Reserves (C$) Prices paid per recoverable barrel in ground Korea National Oil/Newmont Mining Corp. ConocoPhillips/EnCana Corporation Statoil/North American Oil Sands Enerplus Resources/Kirby Oil Sands Petrobank/Whitesands MEG Energy/Paramount-Surmont Maverick Basin Oil Sands DeGolyer and MacNaughton study best estimate 0.6 billion BO contingent recoverable resource, net to TXCO Conoco pilots (1970s-1980s) used FAST technique Scotia Waterous retained to pursue strategic alternatives on oil sands opportunity Produced >300,000 BO Recovered 50% OIP High-range estimate 1.2 billion BO

Pearsall Shale Gas Resource Play


TXCO
Los Cuatros Field
(early 1970s)
● 20+ bcfe production
● Averaged 0.4 bcfe/well
● 50+ vertical wells
● Prior to 3-D seismic, horizontal drilling, completion and stimulation technology
TXCO (100% WI) horizontal re-entry in completion
EnCana/TXCO horizontal well 1st completion (James Lime) on production
1st TXCO/EnCana vertical well tested gas
TXCO (100% WI) vertical well producing 1.8 mmcfd
Maverick
Los Cuatros Field
Cornerstone 190,000 acres 1st vertical well in completion
Dimmit
TXCO/EnCana horizontal well drilling
Mexico
TXCO/EnCana horizontal well 5-stage frac scheduled
Anadarko – 349,000 acres 5 wells drilled
Webb
Pearsall rights
100% WI
50% WI
15% WI
Anadarko acreage
Permitted wells
Active wells

TXCO

Pearsall Shale Gas Resource Play

- Unconventional Tight Gas
  - Blanket presence – overpressured formation
  - 100/300+ bcf/section gas in place per EnCana and Anadarko estimates
  - Organically rich, high gas-in-place potential
  - Thermally mature – in gas window
  - 600'-700' thick, depth range: 6,000'-10,000'
- TXCO Exposed to 1,000+ Locations On 430,000+/- Acres
- 1st 2008 Horizontal Well in Completion
  - 2nd 2008 horizontal well now drilling

26

53 TXCO's Expanding East Texas Fort Trinidad Position 3-D seismic data New TXCO acreage Existing TXCO acreage Target prospects: Upper Glen Rose Buda/Edwards Deep Bossier 36,500 gross acres 20,500 net acres 19,200 acres 3-D seismic coverage Madison County Houston County Leon County Trinity River 15 miles

55 Fort Trinidad Type Log Confirms Gas-Bearing Shoals Fort Trinidad's stacked Glen Rose shoals targeted for development with horizontal drilling program now under way 760 feet Glen Rose C shoal, unitized main field pay, has produced ~160 bcfe since the 1960s

57 ? Productive vertical wells ? ? Tested or logged gas shows Prospective horizontal wells Horizontal Drilling Offers New Potential in Fort Trinidad Field Five stacked, gas charged Glen Rose shoals, A through E B shoal to right covers large area with strong gas shows and well control Historical gas production from vertical B shoal wells 1-8 bcf 8.5 miles First horizontal 'B' shoal well on production ? ? Second horizontal 'B' shoal well now drilling

59 Our Strategies Are Paying Off 2007: Record Revenues, Cash Flow, Reserves, Production and Drilling 2008: Increased CAPEX Budget, Accelerating Oil Sands and Pearsall Shale Opportunities Our Goal: Increased Value For TXCO Stockholders

61 Appendix Visit us on the Web at www.txco.com

63 Glossary Acreage Position - Gross/net mineral acres held under lease or option AMI - Area of mutual interest bbl - Barrel of oil, equal to 42 U.S. gallons BO - Barrels of oil bopd - Barrels of oil per day CAGR - Compound annual growth rate Cash Flows - Net cash provided by operating activities Centipoise (cP) - A measure of the force necessary to move a layer of liquid in relation to another liquid. Debt-to-Capitalization Ratio - Total debt over (total debt plus total stockholder equity) Drillbit Finding/Development Costs - Per mcfe, including exploration costs and actual drilling costs incurred compared to volume of new reserves added, prior to any revisions in engineering estimates. EOR - Enhanced oil recovery, technology used to enhance or prolong oil field production. EUR - Estimated ultimate recovery, as estimated by independent reservoir engineers. FAST - Fracture-assisted steamflood technology. A heavy oil recovery technique. FTP - Flowing tubing pressure IRR - Internal rate of return. A capital budgeting method used by firms to decide whether they should make long-term investments. MB - Thousand barrels of oil mcf - Thousand cubic feet of gas mmcfd - Million cubic feet of gas per day mcfe/mmcfe/bcfe/tcfe - Thousand cubic feet equivalent/million cubic feet equivalent/billion cubic feet equivalent/trillion cubic feet equivalent OIP - Oil in place Proved Reserves - Interim estimates internally generated. Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements. ROI - Return on investment SAGD - Steam-assisted gravity drainage. A heavy oil recovery technique. WI - Working interest WTI - West Texas Intermediate, a benchmark crude type used to price other crude oils 1P/2P/3P - Proved, probable and possible reserves

Glen Porosity Oil Sales Continue to Climb


bopd
2,400
1,800
1,200
600
0
Outside Operator
TXCO Operator
316
298
464
281
335
834
1,047
1,184
2,019
2,341
1,985
1,370
1,775
2,253
2,313
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07

33

67 Marfa Basin Lease Block (50% WI in 147,000 Acres) Marfa ? ? Alpine Brewster County Jeff Davis County Presidio County 25 miles 4Q07 small fracture stimulation treatment, tested at 300 mcfd Estimated AFE new drill: $4+/- million horizontal with frac Planning seismic shoot prior to new horizontal well Initial Re-entry ? *Per public filings TXCO acreage Quicksilver acreage* Carrizo acreage*

69 TXCO Peers - BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQ; Standard & Poor's 500 Stock Index; Dow Jones Industrial Average Source: Bloomberg Achieving Share Value Growth EnCana Sale A.G. Edwards Coverage A.G. Edwards, BMO, C.K. Cooper Upgrades Output Acquisition TXCO $13.92 2/29/08 TXCO $4.44 7/1/05 Morgan Keegan, Global Hunter Coverage Ferris, Baker Watts Coverage TXCO TXCO Peers S&P 500 Dow Jones

71 Gas Oil Core Areas Provide Geologic Synergy Cretaceous Maverick Basin Escondido Olmos/CBM San Miguel Anacacho Austin Chalk Eagle Ford Buda Del Rio Georgetown Pryor McKnight Glen Rose Shoals/Reefs Porosity Pearsall / James Pine Island Sligo Hosston Jurassic Fort Trinidad Taylor Pecan Gap Austin Chalk Eagle Ford/ Woodbine Buda Del Rio Georgetown Glen Rose Shoals James Pine Island Pettet Hosston Bossier Jurassic Edwards Navarro